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                                                                  EXHIBIT 10.1



                        TRUE NORTH COMMUNICATIONS INC.
            (FORMERLY, FOOTE, CONE & BELDING COMMUNICATIONS, INC.)

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                              STOCK OPTION PLAN

     I.  Purpose.  This Plan is an amendment and restatement, adopted by the
Board of Directors on             1997, of the stock option plan initially
adopted by FOOTE, CONE & BELDING COMMUNICATIONS, INC. (the "Corporation") on the 24th day of October, 1968, in order that employees of, and certain other key individuals who perform services for, the Corporation or its subsidiaries may be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interests of the Corporation in the form of an option to purchase common stock of the Corporation.

     II. Stockholders. This Plan has been approved by the stockholders of the Corporation.

     III. Stock. The Corporation may, by action of its Compensation Committee, grant options under this Plan to purchase up to but not exceeding 12,114,000 shares of the Corporation's common stock. For the purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, the maximum number of shares of the Corporation's common stock with respect to which options may be granted during any calendar year to any person shall be 300,000. Upon the expiration or termination of any option under the Plan which has not been fully exercised, the number of shares as to which such option has not been exercised shall become available for future options under the Plan. Upon the expiration or termination of any option under the Plan which has not been fully exercised, the number of shares as to which such option has been exercised shall become available for future options under the Plan. Upon exercise of any option, the Corporation may honor such option by issuing shares of the Corporation's authorized but unissued common stock or by transferring and delivering shares of the Corporation's treasury stock, as the Corporation may determine.

     IV. Eligibility for Participation. All employees of, and other individuals (other than directors who are not employees of the Corporation) who perform services for, the Corporation or any subsidiary corporation shall be eligible to participate in this Plan. The term "subsidiary corporation" means any corporation in which this Corporation has a direct or indirect interest equal to 20%, or more of the total combined voting power of all classes of stock of such corporation. The Corporation and the foregoing subsidiary corporations are hereinafter collectively called the "Companies" and individually a "Company."

     Anything to the contrary notwithstanding, no option shall be granted under this Plan to an otherwise eligible participant if, immediately after the option is granted, he owns (including the stock under option) directly or indirectly five (5) percent or more of the total combined voting power or value of all classes of stock of the Corporation.

     V. Date of Grant. Unless the Compensation Committee shall by resolution otherwise expressly provide, the date upon which such Board or such Committee acts to grant an option shall, for all purposes of this Plan or of the option agreement entered into pursuant to such action, be deemed the date upon which such option is granted. From and after such date the participant to whom such action is granted shall have all rights of an option holder as provided in this Plan, without regard to the date upon which a formal written agreement evidencing the grant shall be executed and delivered. Whenever an option is granted under the Plan to a participant, written notice of such grant shall be forthwith given to him, pursuant to Article IX hereof.

     VI. Price. The price of the common stock of the Corporation offered to any participant under this Plan by the grant of an option to him to purchase such stock shall be such amount as the Compensation Committee shall determine; provided, however, that such price shall be in no event less than 100 percent of the fair market value of such stock on the date of the grant of the option.
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     VII.  Time of Exercise.  Except as hereinafter specified, each option granted under this Plan shall be exercisable at such time as the Compensation Committee shall determine when granting such option; provided however, that each such option shall become exercisable upon a "change in control" (as defined below) of the Corporation. "Change in control" shall mean (i) an acquisition (other than directly from the Corporation) of 15% or more of the beneficial interest in the voting stock of the Corporation by a party other than the Corporation or a Corporation-sponsored benefit plan, or (ii) a change in the Board of Directors as a result of which the current directors (together with the successors they nominate or approve for nomination) cease to be a majority of the Board of Directors.

     VIII. Expiration of Options. Shares with respect to which a stock option is granted shall not be available for grant of a subsequent stock option to the same participant by cancellation or surrender of such prior stock option. Any stock option granted under this Plan shall by its terms expire no later than ten (10) years after the date of its grant, and anything herein to the contrary notwithstanding, no exercise as to any shares covered by such option shall be honored on or after the tenth anniversary of the date of grant.

     IX. Notice of Grant. When any grant of any option under this Plan is made to any participant by the Compensation Committee of the Corporation, the participant shall be promptly notified of such grant. As soon thereafter as practicable a formal option agreement shall be executed by and between the Corporation and the participant in substantially the same form and subject to the same conditions and limitations as this Plan.

     X. Action to Prevent Dilution. If any change is made in the stock subject to this Plan by reason of stock dividends or by a stock split-up, appropriate actions shall be taken by the Board of Directors of the Corporation as to the number of shares and price per share of the stock subject to this Plan or to any option granted hereunder and to the maximum number of shares of the Corporation's common stock with respect to which options may be granted under this Plan during any calendar year to any person in order to prevent dilution.

     XI. Termination of Employment and Death. In the event that a participant shall cease to be employed by or to perform services for any of the Companies (i) by reason of his (a) death or (b) permanent incapacity to render services to such Company of the general nature for which he is employed by or engaged to perform for such Company (which incapacity shall be deemed to exist only upon a duly licensed physician's written certification of it) or
(ii) for any other reason other than termination of such relationship by a Company for cause, the option granted to him hereunder shall expire and become null and void at a time as shall be determined by the Compensation Committee when granting such option, but in no event shall such time of expiration be later than (x) one (1) year after the date of death with respect to clause
(i)(a) above, (y) the maximum period for an option under this Plan with respect to clause (i)(b) above and (z) ninety (90) days after the date of termination of employment or services with respect to clause (ii) above; and within such period the participant or his executor, administrator, legal representative, designated beneficiary or similar person ("personal representative"), as the case may be, may exercise the option to the extent the option is exercisable at the date of termination of employment or death. In the event that a participant shall cease to be employed by or to perform services for any of the Companies by reason of the termination of such relationship by a Company for cause, the option granted to him hereunder shall expire and become null and void on the date of such termination of employment or services.

     XII. Manner of Exercise. Each exercise of an option granted hereunder shall be made by the delivery by the participant (or his personal representative, as the case may be) of written notice of such election to the Corporation, at such office as it may designate by agreement with the participant, stating the number of shares with respect to which the option is being exercised. No shares shall be issued until full payment therefor shall have been made as provided below. Delivery of the shares may be made at the office of the Corporation or at the office of a transfer agent appointed for the transfer of shares of the Corporation, as the Corporation shall determine. Shares shall be registered in the name of the participant or his personal representative, as the case may be. Neither a participant nor his personal representative shall have any of the rights of a stockholder as to the shares with respect to which the option is being exercised, until the shares are issued as herein provided. In the event of any failure to take and pay for the number of shares specified in the notice of election on the date
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stated therein, the option shall terminate as to such number of shares, but shall continue with respect to any remaining shares subject to the option as to which exercise has not yet been made. Anything herein to the contrary notwithstanding, if any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or a participant to take any action in connection with the shares specified in a notice of election before such shares can be delivered to such participant, then the date stated therein for the delivery of the shares shall he postponed until the fifth business day next following the completion of such action.

           (a) Payment in Cash. If the shares as to which the option is being exercised are to be paid for entirely in cash, such notice shall specify a date, not less than ten (10) nor more than fifteen (15) days after the date of the mailing of such notice, on which the shares will be taken and payment made therefor. On the date specified in the notice of election, the Corporation shall deliver, or cause to be delivered, to participant stock certificates for the number of shares with respect to which the option is being exercised, against payment therefor and (if applicable) delivery to the Corporation of the certification described in
     Article XIII below.

           (b) Request to Make Payment in Shares of the Corporation. As to each participant, if requested by such participant or his personal representative and approved by the Corporation, payment may be made by transfer to the Corporation of previously owned whole shares of the Corporation (which the participant has held for at least six months prior to the delivery of such shares [or which the participant purchased on the open market] and in each case for which the participant has good title, free and clear of all liens and encumbrances) or any combination of cash and such shares of the Corporation, having a fair market value, determined as of the close of business on the day preceding the transfer, equal to, but not exceeding, the full option price of the shares with respect to which the option is being exercised. Each request to exercise the payment alternative provided for hereunder shall be made by the delivery by the participant (or his personal representative, as the case may be) of written notice of such request to the Corporation, at such office as it may designate by agreement with the participant, stating the number of shares with respect to which the option is being exercised and that the participant desires to make payment by reason of such exercise in the shares of common stock or, if a combination of common stock and cash, the proportions thereof. The Corporation shall respond promptly to any such request. In no event will the denial of a participant's request to make payment of all or a portion of the option price in shares of the Corporation abridge the participant's rights to make payment as specified in Article XII(a) above.

           (c) Withholding Requirements. At the request of a participant or his personal representative, and subject to approval by the Corporation, the Corporation may satisfy any tax withholding obligations arising upon the exercise of an option under Federal or state income tax laws by withholding from the number of shares to be delivered to the participant that number of shares (based on the then fair market value of the shares) equal to the amount of such tax to be withheld. In the alternative, and subject to approval by the Corporation as specified above, the participant may deliver to the Corporation in whole or partial satisfaction of such tax withholding requirements, previously owned whole shares to which the participant has good title, free and clear of all liens and encumbrances which shall be valued for such purpose at the then fair market value of such shares.

     XIII. Securities Registration. In the event that at any time the Plan is not registered by the Corporation under the Securities Act of 1933, as amended, the issuance of shares under said Plan shall be subject to the following provision: on the date stated in the notice of election for the payment and delivery of the shares specified in such notice, a participant shall certify to the Corporation in such form as it shall require that he will receive and hold such shares for investment and not with a view to resale or distribution thereof to the public.

     XIII-A. Stock Appreciation Rights. The Corporation may, by action of the Compensation Committee, grant stock appreciation rights in connection with all or part of any option granted under this Plan, either concurrently with the grant of such option or at any time thereafter prior to the exercise or expiration of such option. Such stock appreciation rights shall be evidenced by stock appreciation rights agreements not inconsistent with and subject to the same conditions and limitations as this Plan. A stock appreciation right shall be exercisable at such time as the Compensation Committee shall determine when granting such right, but shall not be exercisable with
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respect to any shares before the time the participant could exercise his option to purchase such shares under his related stock option. The stock appreciation right shall entitle the participant, in the event of his exercise of such right, to receive, without payment to the Corporation (other than applicable withholding taxes) the excess of the fair market value, on the date of such exercise, of the shares as to which the right is exercised over the option price of such shares. Such excess shall be paid (i) in shares of common stock by the transfer and delivery to the participant of that number of shares having an aggregate fair market value on the date of such exercise equal to such excess, or (ii) if requested by the participant and approved by the Compensation Committee, in cash or partially in cash and partially in shares. The stock appreciation right shall expire if and to the extent that the stock option issued in connection with it is exercised. Upon exercise of a stock appreciation right the shares covered by the related option shall not be available for the grant of further options under this Plan. Each exercise of a stock appreciation right shall be made by the delivery by the participant (or his personal representative, as the case may be) of written notice of such election to the Compensation Committee, in care of the Secretary of the Corporation, 101 East Erie Street, Chicago, Illinois 60611, identifying the related stock option, stating the number of shares with respect to which the stock appreciation right is being exercised and stating whether the participant desires to receive by reason of such exercise shares of common stock or cash or, if a combination of both, the proportions thereof. For purposes of this Plan, the date of exercise shall be the date when such notice of election is received. As soon as practical after the date of such receipt, the Corporation shall deliver or cause to be delivered to such participant, upon the participant's payment of the applicable withholding taxes, stock certificates for the number of shares requested in the notice of exercise, or if requested by the participant and approved by the Compensation Committee, cash or cash and stock certificates for shares as so approved.

     XIV. Employment Obligations. The grant of an option or stock appreciation right under this Plan shall not impose any obligation on any of the Companies to continue the employment of any participant. Participation in this Plan shall not affect the eligibility of any participant for any profit sharing, bonus, insurance, pension, or other extra compensation plan which any of the Companies may have heretofore adopted or may at any time hereafter adopt for any employees and other key individuals who perform services therefor.

     XV. Assignment and Designation of Beneficiary. Any option or stock appreciation right granted under the Plan shall, by its terms, be exercisable during the lifetime of the participant only by the participant. It shall not be assigned, pledged or hypothecated in any way, shall not be subject to execution, and shall not be transferable by the participant otherwise than by will or the laws of descent and distribution or to the designated beneficiary in the event of the participant's death. Any attempt at assignment, transfer, pledge, hypothecation or other disposition of any option or stock appreciation right granted hereunder contrary to the provisions hereof, and the levy of any attachment or similar proceedings upon any option or stock appreciation right, shall be null and void. A participant may file with the Corporation a written designation of one or more persons as such participant's beneficiary or beneficiaries (both primary and contingent) in the event of the participant's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

     Each beneficiary designation shall become effective only when filed in writing with the Corporation during the participant's lifetime on a form prescribed by the Corporation. The spouse of a married participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Corporation of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a participant fails to designate a beneficiary, or if all designated beneficiaries of a participant predecease the participant, then each outstanding option hereunder held by such participant, to the extent exercisable, may be exercised by such participant's executor, administrator, legal representative or similar person.

     XVI. Liquidation. Upon the complete liquidation of the Corporation, any unexercised options and stock appreciation rights heretofore granted under this Plan shall be deemed cancelled. In the event of the complete liquidation of the Company (other than the Corporation) employing the participant or for which he performs services or in the event such Company ceases to be a subsidiary of the Corporation, any unexercised part of any
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option and stock appreciation rights granted hereunder shall be deemed cancelled unless the participant shall become employed by or commences to render services to another Company (including the Corporation) concurrently with such event.

     XVII. Governing Law. Options and stock appreciation rights granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Delaware.

     XVIII. Amendment and Construction. The Board of Directors may supplement, amend, suspend or discontinue this Plan at any time for any reason whatsoever; provided, however, unless the Board of Directors specifically otherwise provides, any revision or amendment that would cause this Plan to fail to comply with any applicable law or regulation if such revision or amendment were not approved by the stockholders of the Corporation shall not become effective unless and until the approval of the stockholders of the Corporation is obtained; and provided, further, however, that no unexercised option or stock appreciation right granted under this Plan may be altered or cancelled, except in accordance with its terms, without the written consent of the participant to whom such option or stock appreciation right was granted. The Compensation Committee of the Board of Directors shall have the exclusive authority to construe the terms of this Plan and any option granted under it.

     XIX. Term of the Plan. No stock option or stock appreciation right shall be granted hereunder after the expiration of ten (10) years from November 17, 1991.